                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) AUGUST 23, 2000
                                                         ---------------


                              LEVEL 8 SYSTEMS, INC.
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               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                      0-26392             11-2920559
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(State or Other Jurisdiction        (Commission          (IRS Employer
     of Incorporation)              File Number)        Identification No.)


8000 REGENCY PARKWAY, CARY, NC                                           27511
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(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code         (919) 380-5000
                                                  ------------------------------


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.       OTHER EVENTS.

         On August 23, 2000 Level 8 Systems, Inc. completed the transactions contemplated by the Purchase Agreement between Level 8 and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") dated July 31, 2000, pursuant to which Level 8 issued to Merrill Lynch 1,000,000 shares of Level 8 common stock. As consideration for the issuance of the shares, Merrill Lynch entered into a license agreement which grants Level 8 exclusive worldwide marketing, sales and development rights to Cicero(TM), a comprehensive integrated desktop computer environment developed by Merrill Lynch and used by more than 30,000 Merrill Lynch professionals worldwide. Level 8 intends to market Cicero(TM) as part of the Geneva eBusiness integration product line.

         Level 8 and Merrill Lynch entered into a Registration Rights Agreement, in the form provided in the Purchase Agreement, granting Merrill Lynch certain rights to have the shares of Level 8 common stock it was issued under the Purchase Agreement registered under the Securities Act of 1933, as amended. Level 8, Merrill Lynch and certain Level 8 shareholders, including Liraz Systems Ltd. and certain of its affiliates, and Welsh, Carson, Anderson & Stowe VI, L.P. and certain of its affiliates, also entered into a Stockholders Agreement agreeing to vote their shares in favor of a designee of Merrill Lynch to the Level 8 Board of Directors. Anthony C. Pizi was appointed to the Level 8 Board of Directors as the Merrill Lynch designee.

         In addition, Level 8 entered into an amendment to the Agreement dated November 23, 1998 with Welsh, Carson, Anderson & Stowe VI, L.P. and certain of its affiliates, and other individual stockholders relating to Level 8's acquisition of a controlling interest in Seer Technologies, Inc. This amendment terminated the transfer restrictions on shares held by those stockholders.

         The foregoing summary description is qualified in its entirety by reference to the definitive transaction documents, copies of which are attached as exhibits to this Current Report on Form 8-K.

ITEM 7.       EXHIBITS

         (c)  Exhibits

               4.1         Registration Rights Agreement between Level 8
                           Systems, Inc. and Merrill Lynch, Pierce, Fenner &
                           Smith Incorporated.

              10.1         Purchase Agreement dated July 31, 2000 between Level
                           8 Systems, Inc. and Merrill Lynch, Pierce, Fenner &
                           Smith Incorporated. (Incorporated by reference to Exhibit 10.1 of Level 8's Current Report on Form 8K filed August 11, 2000.)

              10.2         PCA Shell License Agreement between Level 8 Systems,
                           Inc. and Merrill Lynch, Pierce, Fenner & Smith
                           Incorporated.

              10.3         Stockholders Agreement among Level 8 Systems, Inc.,
                           Merrill Lynch, Pierce, Fenner & Smith Incorporated,
                           Liraz Systems Ltd. and certain of its affiliates and Welsh, Carson, Anderson & Stowe VI, L.P. and certain of its affiliates.



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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 LEVEL 8 SYSTEMS, INC.



Date:  September 8, 2000         By: /s/ Renee D. Fulk
                                     ------------------------------------------
                                     Renee D. Fulk
                                     Chief Financial Officer


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                                  EXHIBIT INDEX

              EXHIBIT
              NUMBER       DESCRIPTION
              -------      -----------

               4.1         Registration Rights Agreement between Level 8
                           Systems, Inc. and Merrill Lynch, Pierce, Fenner &
                           Smith Incorporated.

              10.1         Purchase Agreement dated July 31, 2000 between Level
                           8 Systems, Inc. and Merrill Lynch, Pierce, Fenner &
                           Smith Incorporated. (Incorporated by reference to Exhibit 10.1 of Level 8's Current Report on Form 8K filed August 11, 2000.)

              10.2         PCA Shell License Agreement between Level 8 Systems,
                           Inc. and Merrill Lynch, Pierce, Fenner & Smith
                           Incorporated.

              10.3         Stockholders Agreement among Level 8 Systems, Inc.,
                           Merrill Lynch, Pierce, Fenner & Smith Incorporated,
                           Liraz Systems Ltd. and certain of its affiliates and Welsh, Carson, Anderson & Stowe VI, L.P. and certain of its affiliates.



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